UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 11, 2014

OCCIDENTAL PETROLEUM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s telephone number, including area code: (713) 215-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                   Regulation FD Disclosure.

California Resources Corporation (the “Company”), a wholly-owned subsidiary of Occidental Petroleum Corporation (“Occidental”) (NYSE: OXY), announced today the pricing of $5.0 billion in aggregate principal amount of its senior notes, including $1.00 billion of 5.00% senior notes due 2020 (the “2020 Notes”), $1.75 billion of 5.50% senior notes due 2021 (the “2021 Notes”) and $2.25 billion of 6.00% senior notes due 2024 (the “2024 Notes” and, together with the 2020 Notes and 2021 Notes, the “notes”), in a private placement under Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), to eligible purchasers in connection with the Company’s planned spin-off from Occidental.  The 2020 Notes will mature on January 15, 2020, the 2021 Notes will mature on September 15, 2021 and the 2024 Notes will mature on November 15, 2024. The notes will be issued at par and will initially be fully and unconditionally guaranteed on a senior unsecured basis by all of the Company’s material subsidiaries.

The offering of the notes is expected to close on October 1, 2014, subject to customary conditions, and the Company intends to use the net proceeds from the private placement to make a cash distribution to Occidental.

The notes are being offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to persons outside the United States pursuant to Regulation S under the Securities Act.  The notes and the related guarantees have not been registered under the Securities Act, or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any of these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such states.

Portions of this Current Report on Form 8-K contain forward-looking statements and involve risks and uncertainties that could materially affect the Company’s expectations. Actual results may differ from anticipated results sometimes materially. Factors that could cause results to differ include, but are not limited to: delay of, or other negative developments affecting the spin-off; inability to obtain new financing for the Company; regulatory approvals; completion of a review by the SEC of the Form 10 filed by the Company; execution of separation and intercompany agreements; approval of the final terms by our board of directors. Words such as “estimate”, “project”, “predict”, “will”, “would”, “should”, “could”, “may”, “might”, “anticipate”, “plan”, “intend”, “believe”, “expect”, “aim”, “goal”, “target”, “objective”, “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this report. Unless legally required, the Company and Occidental do not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect the Company’s expectations appear in “Risk Factors” of the Company’s Form 10.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2014

OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Jennifer Kirk
	Name:	Jennifer Kirk
	Title:	Vice President and Controller

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